UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  FORM 8-KA-1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 29, 2006



                           UNION DENTAL HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


        000-26703                                           65-0710392
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 (Commission File Number)                      (IRS Employer Identification No.)


 1700 University Drive, Suite 200
 Coral Springs, Florida                                          33071
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (954) 575-2252
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

*    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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CAVEAT  PERTAINING  TO  FORWARD  LOOKING  STATEMENTS:   The  Private  Securities
Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact
are  forward-looking   statements.   Without  limiting  the  generality  of  the
foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Previously engaged public accounting firm

     Effective December 29, 2006 the Company engaged the services of Kramer Weisman and Associates, LLP ("KWA") as its new certifying accountant. DeMeo, Young and Mcgrathe ("DYM"), our former auditors, was discharged by the Company pursuant to a meeting of the Company's Board of Directors on December 21, 2006. Notice to DYM was given pursuant to a letter dated December 21, 2006. The Company does not have an audit Committee or similar committee and the decision to terminate DYM was made by George Green, the Company's sole officer and director.

     The Company has not used the services of the new auditors prior to their appointment. The Company has not consulted with Kramer Weisman and Associates regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was subject of a disagreement.

     During their tenure as auditors, there have been no disagreements with the on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former account, would have caused it to make a reference to the subject matter of such disagreement in connection with its audited report or through the date of such resignation, declination or dismissal.

     A copy of both DYM's and KWA's letter to the Securities and Exchange Commission, regarding its agreement with the foregoing statements is attached to this report as Exhibits.





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     The  Company  provided  both  DYM and KWA  with a  copy  of  the  foregoing disclosure. Attached as Exhibit 16.1 and 16.2 are copies of their letter stating its agreement with such statements.




SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits

16.1 Letter from DeMeo Young McGrath
16.2 Letter from Kramer Weisman and Associates, LLP



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 18, 2007

                           Union Dental Holdings, Inc.


                                            By:  /s/George Green
                                            -----------------------------------
                                            George Green
                                            CEO and Director